UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Actof 1934


Date of Report (Date of earliest event reported): April 5, 2000


                         Umpqua Holdings Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


     Oregon                         000-25597                   93 - 1261319
-----------------                  ------------              ------------------
(State or other                    (Commission                 (IRS Employer
  jurisdiction                      File Number)             Identification No.
of incorporation)

445 S.E. Main Street, Roseburg, Oregon                                 97470
---------------------------------------                              ----------
Address of Principal Executive Office                                 Zip Code

Registrant's telephone number including area code  541-440-3961



         (Former name or former address, if changed since last report)

Item 4. Change in Certifying Public Accountants

     On April 5, 2000, the Audit Committee of Umpqua Holdings Corporation (the "Company") Board of Directors approved a change in the Company's independent accountants or the fiscal year ended December 31, 2000, from KPMG LLP to Deloitte & Touche LLP ("Deloitte & Touche").

     The decision to change accountants was recommended by the registrant's audit committee and approved by the Board of Directors.

     KPMG LLP's report on the financial statements for the years ended December 31, 1999 and 1998, contained no adverse opinion or disclaimer of opinion, nor was any such report qualified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 1999 and 1998, and during the interim period between January 1, 2000, and April 5, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     The registrant has requested that KPMG LLP furnish to the registrant a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the disclosure in response to this item 4, and if not, stating in what respects it does not agree. KPMG LLP's letter to the Commission, dated April 10, 2000, is attached as Exhibit 16 to this Form 8-K.

     During the two fiscal years and the subsequent interim period prior to the engagement of Deloitte & Touche LLP on April 5, 2000, the registrant did not consult with Deloitte & Touche LLP regarding the application of accounting principles to any specific transaction, whether completed or proposed; on the type of audit opinion that might be rendered on the registrant's financial statements; or on any matter that was either the subject of a disagreement or a reportable event.

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of business acquired.

          Not applicable.


     (b)  Exhibits.

          The following exhibits are being filed herewith and this list shall constitute the exhibit index:

          Exhibit

          16 Letter of KPMG LLP regarding change in certifying public accountant


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
                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UMPQUA HOLDINGS CORPORATION
                                      (Registrant)


Date:  April 10, 2000               By: /s/ Daniel A. Sullivan
                                        --------------------------------------
                                        Daniel A. Sullivan
                                        Senior Vice President and Chief
                                        Financial Officer


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